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                                                                   EXHIBIT 10.61


                        FIRST AMENDMENT TO AGREEMENT FOR
                PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS
                -----------------------------------------------

          This First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (this "First Amendment") is made as of August 22, 1997 by and between Kilroy Realty, L.P., a Delaware limited partnership ("Buyer") and Mission Square Partners, a California general partnership ("Seller") with respect to the following:

                               R E C I T A L S :
                               - - - - - - - -

          A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") providing for the sale of 3750 University Avenue, Riverside, California;

          B. The Agreement provides that if Buyer acquires the Property, it will, if permitted, assume that certain loan (the "Debt") from Metropolitan Life Insurance Company ("Met").

          C. Buyer and Seller anticipate that additional time will be required to complete Buyer's review of the Property including obtaining Met's consent to Buyer's assumption of the Debt;

          D. Seller and Buyer desire to amend the Agreement to provide for such extension.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

     1. Notwithstanding anything in the Agreement to the contrary, the Contingency Date provided for in the Agreement is hereby extended to September 5, 1997. However, if Buyer has not received documents, acceptable to Buyer in its sole discretion, providing for Met's consent to Buyer's assumption of the Debt (the "Met Consent") by September 5, 1997, then the Contingency Date only with respect to Buyer's assumption of the Debt shall automatically be extended to September 25, 1997. Accordingly, if Buyer has not obtained the Met Consent on or before September 25, 1997, then Buyer shall have the right to terminate this Agreement by providing Seller with a Termination Notice no later than 5:00 p.m. Pacific Time on September 25, 1997.

     2. Notwithstanding anything in the Agreement to the contrary, the Closing Date shall be deemed to be the earlier of (a) September 30, 1997 or (b) three
(3) Business Days after Buyer receives the Met Consent.
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     3.   Except as set forth in this First Amendment, the provisions of the
Agreement remain unmodified and in full force and effect. If any provision of this First Amendment conflicts with any provision of the Agreement, the provisions of this First Amendment shall prevail.

     4. Any capitalized terms which are not defined in this First Amendment shall have the meaning provided for in the Agreement.

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     5.  This First amendment may be signed in counterparts, including facsimile counterparts, which, when signed by both Buyer and Seller, shall constitute a binding agreement.

         IN WITNESS WHEREOF, the parties have executed this first amendment as of the date first written above.

     "Buyer"                  KILROY REALTY, L.P.,
                              a Delaware limited partnership

                              By:  /s/ Jeffrey C. Hawken
                                 ---------------------------------------------
                                 Name:  Jeffrey C. Hawken
                                      ----------------------------------------
                                 Title:  E.V.P. and C.O.O.
                                       ---------------------------------------

     "Seller"                 MISSION SQUARE PARTNERS,
                              a California general partnership

                              By: The Betty L. Hutton Title Holding Company,
                                  Inc., (formerly known as the Betty L. Hutton
                                  Company),
                                  its general partner

                                  By:  /s/ Thomas C. Parker
                                     -----------------------------------------
                                     Name:  Thomas C. Parker
                                          ------------------------------------
                                     Title:  C.E.O.
                                           -----------------------------------

                              By: BB&K Mission Square Partners, a California
                                  general partnership,
                                  its general partner

                                  By:
                                     -----------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


Acknowledgment by Escrow Holder:
-------------------------------

          First American Title Insurance Company hereby acknowledges the terms of this First Amendment.

Dated:  8/26, 1997    FIRST AMERICAN TITLE INSURANCE COMPANY

                              By:  /s/ J.M. Moore,  A.V.P.
                                 ---------------------------------------------
                                 Its Authorized Agent

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